SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 6, 2012

EXPLORTEX ENERGY, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-52152	98-0489027
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

22503 Katy Freeway
Katy, Texas 77494
 (Address of Principal Executive Offices)

 (281) 994 4267
 (ISSUER TELEPHONE NUMBER)

6586 Hypoluxo Road #150
Lake Worth, FL 33467
(FORMER NAME AND ADDRESS)

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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.02	Termination of a Material Definitive Agreement

Explortex Energy, Inc. reports the following agreements, which were filed on Form 8-K with the SEC, have either lapsed the required time lime to close or failed to close due to the company’s inability to raise sufficient capital required to close the transactions under the terms and conditions of the agreements it entered into with the vendors. As these transactions remained with conditional closing terms no material claims or liabilities remain as a result of the transactions not closing. The transactions in question are specifically identified below;

1.
On March 11, 2011, pursuant to the terms of a Working Interest Acquisition and Development Agreement (“Agreement”), Explortex Energy, Inc. (“Explortex”) entered into an agreement with Borderline Operating Corp. (“Borderline”) on the farm in, known as the Bryson Project, to an 80% working interest in a 75% Net Revenue lease 300 acres in Jack County, Texas, who plans to drill a total of five (5) wells on the acreage.

2.	On June 23, 2011 Explortex Energy Inc. entered into an option agreement on three (3) wells known as the Bridge’s Lease, in Palo Pinto County, TX.

3.
On August 9, 2011 Explortex Energy Inc. entered into an agreement to purchase one (1) unit, representing a 17.5% working interest on one (1) well known the Mesa-Stafford 23-1. The total cost is $119,000 for the unit.

4.
On February 29, 2012, Explortex Energy Inc. entered into two purchase agreements made by and among Explortex Energy, Inc. a Nevada corporation (“Purchaser”), with a business address at 22503 Katy Freeway, Katy, Texas, and Point Capital Barnett Shale Investors, G.P. and Point Capital Barnett Shale Investors II, L.P. to acquire the working interests in thirty three (33) Barnett Shale oil and gas wells. Point Capital Barnett Shale Investors, G.P. sold their  interest in fourteen Denton County, TX, wells and Point Capital Barnett Shale Investors II, LP sold Explortex their interest in nineteen additional wells located in Denton, Cooke and Wise Counties, TX.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPLORTEX ENERGY, INC.

By: /s/ Kenneth E. Martin
Kenneth E. Martin
Chief Executive Officer Chief Financial Officer

Dated: September 6, 2011